EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our report dated April 22, 2009, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, included in Pre-Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 333-142762) under the Securities Act of 1933 and related Prospectus of Flexible Premium Variable Annuity – K, issued through Separate Account VA Z of Transamerica Life Insurance Company.

/s/ Ernst & Young LLP

Des Moines, Iowa

August 27, 2009